EXHIBIT 10.8

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

FIRST AMENDMENT TO SUPPLY AGREEMENT

THIS FIRST AMENDMENT TO SUPPLY AGREEMENT, is made effective as of November 1, 2004, between IPG Photonics Corporation, a Delaware corporation having offices at 50 Old Webster Road, Oxford, Massachusetts, 01540 USA (“Supplier”) and Reliant Technologies, Inc., a Delaware corporation having offices at 260 Sheridan Avenue, 3rd Floor, Palo Alto, California 94306 USA (“Customer”).

WHEREAS Supplier and Customer entered into a Supply Agreement, effective December 31, 2003 (the “Agreement”); and

WHEREAS Supplier and Customer desire to amend the Agreement to, among other things, expand the exclusivity and modify other provisions of the Agreement relating to the purchase of fiber lasers of Supplier.

ACCORDINGLY, Supplier and Customer agree as follows:

1.0          DEFINITIONS

1.1                               All capitalized terms in this Amendment shall have the meanings assigned to them in the Agreement unless otherwise defined in his Amendment.

1.2                               The division of this Agreement into Sections, Subsections and Exhibits and the insertion of headings are for ease of reference only and shall not affect its construction or interpretation.

2.0          TERM

Section 2.0 of the Agreement shall be amended in its entirety as follows:

“This Agreement shall commence as of the Effective Date and shall, unless otherwise terminated in accordance with the terms and conditions of this Agreement, remain in full force and effect for a period ending on December 31, 2006 (the “Initial Term”).”

3.0          PURCHASES

This Amendment to the Agreement constitutes a firm and non-cancelable purchase obligation of Customer for an additional $[ * ] of the Product (the “2005 Firm Order Amount”) and at the delivery times as set forth on a [ * ] purchase order for delivery of the units to be delivered upon execution of this Amendment, [ * ] subject to the following:

1.                                       Customer shall be allowed to satisfy the 2005 Firm Order Amount by purchase of products other than the Product from Supplier [ * ] that Supplier is capable of manufacturing [ * ].

2.                                       Volumes of Supplier Product ordered by Customer after [ * ] shall count towards the

2005 Firm Order amount;

3.                                       Volumes of Supplier Product purchased by Customer [ * ] delivered under the Agreement shall count towards Minimum Volume Requirements for 2005 under “Exclusivity” and the discount levels under “Unit Price” on Exhibit A.1 attached hereto; and

4.                                       Volumes of Supplier Product purchased by Customer in excess of the Minimum Volume Requirements [ * ] shall count towards the Minimum Purchase Requirements for 2006 under “Exclusivity” in Exhibit A.1 attached hereto.

Plan and upside projections for 2005 are contained on Exhibit B attached hereto.

4.0          PRODUCTS

4.1                               Exhibit A to the Agreement shall be amended under Section 4.1 of the Agreement by Exhibit A.1 attached to this Amendment which shall be effective and binding upon the parties effective as of November 1, 2004. All modifications of Exhibit A.1 shall be signed and dated by both parties and shall expressly refer to this Section 4.1 of the Agreement and this Section 4.0 of the Amendment.

4.2                               The specifications for the Product shall be as attached as Exhibit C to this Amendment.

5.0          PRICES FOR PRODUCTS

The first sentence of Section 5.3 of the Agreement shall be amended in its entirety as follows:

“Supplier may issue an invoice as soon as the time of Product shipment from Supplier’s relevant facility. Customer shall pay such invoice no later than the thirty (30) calendar days from the date of shipment from Supplier’s relevant facility or the date of invoice (which ever is later) and Customer shall receive a discount of [ * ] of the Product price for payments before the due date.”

6.0          INDEMNIFICATION AND INSURANCE

Section 8.0 of the Supply Agreement shall be hereby amended by inserting the following:

“8.5. INDEMNIFICATION AND INSURANCE

8.5.1. Customer will defend, indemnify and hold Supplier, its subsidiaries and affiliates, and their respective shareholders, directors, officers and employees (“Supplier Indemnified Parties”) harmless against any and all claims, losses, damages, liabilities, costs and expenses whatsoever, (including reasonable attorneys’ fees) (collectively, “Losses”) paid or incurred by the Supplier indemnified Parties based upon or arising or resulting from (i) a claim made by a third party for bodily injury, including death, or property damage resulting from the manufacture, sale or use of a Customer System except to the extent such claim is based upon or arises or results from the failure of the Product to comply with the Specifications or any defect. in the design or manufacture of the Products, (ii) [ * ], or (iii) any breach of this Agreement by Customer or any negligent act or willful misconduct of Customer or its employees, agents or representatives in the performance of this Agreement. For the purposes of this Section 8.5 a “Customer System” is the one or more products offered or sold by Customer to its customers and clients.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

8.5.2. Customer shall maintain liability insurance coverage in a minimum amount of $[ * ] per occurrence and $[ * ] in the aggregate per year [ * ] that provides coverage for the Customer Systems and the transactions contemplated by this Agreement. At a minimum, Customer shall maintain the policy(ies) required hereunder for the Term and, if any such policy(ies) shall provide coverage on a claims made basis. Customer shall be required to maintain a claims made policy(ies) providing such coverage with an extended reporting period of [ * ] following the expiration or termination of this Agreement. All policies required hereunder shall name Supplier as an additional insured with respect to this Agreement. Upon written request, Customer shall deliver to Supplier a certificate from the insurance carrier or broker evidencing such coverage and the fact that Supplier is named as an additional insured and noting any exclusions and agreeing to provide no less than thirty (30) days’ prior written notice to Supplier in the event of a material change in coverage or policy cancellation.

8.5.3. A Supplier Indemnified Party claiming indemnification pursuant to Section 8.5.1 shall promptly give the other party written notice of any action, suit or proceeding to which it claims such indemnity applies; provided, however, that a failure to give notice shall not be deemed a defense to a claim for indemnification unless, and then only to the extent that the indemnifying party was prejudiced thereby. Customer may then take steps to be joined as a party to such proceeding, and the Supplier Indemnified Party seeking indemnification shall not oppose any such joinder. Whether or not such joinder takes place, Customer shall provide, subject to the further provisions of this Section 8.5.3, the defense with respect to claims to which this indemnity applies and in doing so shall have the right to control the defense and settlement with respect to such claims; provided, however, that any settlement includes a general release of the Supplier Indemnified Party with no admission or finding of fault by the Supplier Indemnified Party and that such settlement does not impose any obligation on the Supplier Indemnified Party for which indemnification is not provided hereunder and does not preclude Supplier from designing and manufacturing products similar to the Products. A Supplier Indemnified Party may participate at its expense in the defense of any action or claim that may be asserted against it and for which such party seeks indemnity pursuant to the provisions of Section 8.5.1, or such Supplier Indemnified Party may assume the defense of such claim or action, including the right to settle or compromise any claim against it without the consent of Customer, provided, however, that in assuming such defense it shall be deemed to have waived its right to indemnification except in cases where (i) Customer has failed to promptly initiate and continue the defense of such claim or (ii) the Seller Indemnified Party reasonably determines that a conflict of interest between Customer and the Seller Indemnified Party exists with respect to such claim, in which cases Customer shall be responsible for reimbursing the Seller Indemnified Party for the costs of such defense. Each party shall make a reasonable effort to cooperate in such settlement and/or defense.”

7.0          GENERAL

7.1                               Non-Disclosure Agreement. The parties agree that the NDA shall hereby be amended by extending the termination date of the NDA to the last day of the Term and that the confidentiality obligations of the parties thereafter shall continue for a period of three years after the last day of the Term.

7.2                               Entire Agreement. This Amendment, the Agreement and their Exhibits express the entire understanding and agreement for both Supplier and Customer with respect to the subject matter covered by the Agreement and supersedes any and all previous agreements, except any existing non-disclosure agreement between both parties, with reference to the subject matter contained in the Agreement. All terms and conditions on

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

any Purchase Orders and all provisions on Supplier’s documents delivered in response to a Purchase Order shall be deemed deleted and superseded by the terms and conditions of the Agreement and this Amendment. except for information provided for administrative purposes only such as Purchase Order number, Product identifier, quantity, pricing, shipping dates, shipping instructions and delivery location. All provisions of the Agreement not specifically modified or amended by this Amendment shall remain in full force and effect.

7.3                               Amendment and Waiver. No amendment or waiver of this Amendment shall be binding unless executed in writing by both parties. No waiver of any of the provisions of this Amendment shall constitute a waiver of any other provision (whether or not similar) of the Agreement nor shall such waiver constitute a continuing waiver unless otherwise expressly provided. The Agreement, as amended hereby, remains in full force and effect pursuant to its terms, provisions, and conditions.

7.4                               Counterparts. This Amendment may be executed in any number of counterparts, including by facsimile, with the same effect as if Supplier and Customer had each signed the same document. All counterparts shall be construed together and shall constitute one and the same original Amendment.

IN WITNESS HEREOF, Supplier and Customer have executed this Agreement in duplicate originals by their duly authorized officials.

IPG PHOTONICS CORPORATION		RELIANT TECHNOLOGIES, INC.

By:	/s/ Denis Gapontsev	By:	/s/ Len DeBenedictis

Name: Denis Gapontsev		Name: Len DeBenedictis

Title: Vice President		Title: President and CTO

Date: November 1, 2004		Date: November 1, 2004

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT A.1

Effective November 1, 2004

PRODUCT SCHEDULE

1. Product Name (Product Class)/Description	[ * ]

2. Customer Part No.	{Insert Customer Part No.}

3. Supplier Part No.	[ * ]

4. Product Specification	See attached specifications: [ * ]

5. Lead-Time	Lead-time for increasing volume from the ‘Plan’ to ‘Upside’ shall be [ * ].

6. Unit Price ($U.S.)

Pricing: Pricing for 001— 300 units [ * ]; 301-500 units [ * ].

Pricing for lower power unit [ * ]; 301 500 units [ * ].

Purchases of the [ *] and [ * ] units will be [ * ]. Prices will be calculated [ * ].

[ * ].

[ * ] warranty: A [ * ] warranty period will commence upon shipment of the laser in a Customer system or [ * ] after shipment of the Product to Customer, [ * ].

Extended Warranty: Supplier will extend the warranty up to[ * ]. Customer shall give notice of extended warranty within[ * ].

Customer will give notice to Supplier of date of shipment of Supplier’s laser, Supplier Product serial number and length of applicable warranty.

7. Unique Provisions

Extension of Term: [ * ].

Sales information: [ * ].

Quarterly Discussions: Customer and Supplier shall hold quarterly discussions on new Supplier lasers and related technology and Customer’s medical device product roadmap. One of the objectives of these discussions is to [ * ].

8. Exclusivity

Manufacturing Exclusivity: Supplier hereby grants to Customer manufacturing exclusivity during the Term only for the Subject Product in the Application in the Territory, but subject to Customer's satisfaction of and compliance with the Exceptions, Minimum Volume Requirements, Firm Order, Customer Exclusivity, and Development Rights provisions below. “Term,” “Subject Product,” “Application,” “Territory,” “Exceptions,” “Minimum Volume Requirements” and “Firm Order,” “Customer Exclusivity” and “Development Rights” are defined below.

Term: Shall start on the November 1, 2004 [ * ].

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Subject Product: [ * ].

Application: [ * ].

[ * ]

[ * ].

Treatment Session is defined as [ * ].

Territory: Worldwide.

Exceptions: [ * ].

Minimum Volume Requirements: [ * ].

Supply Exclusivity: [ * ].

Development Rights: [ * ].

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Exhibit B.1

	Jan	Feb	Mar	Apr	May	June	Jul	Aug	Sept	Oct	Nov	Dec	Year
PLAN	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
UPSIDE	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Exhibit C

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Product Specification

MODEL

[ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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Table of Contents:

1.0 Optical Characteristics	3

2.0 Optical Cables and Connectors	4

3.0 Electrical Characteristics of Laser Module	4

4.0 Module Connector Pin Out	5

5.0 General Characteristics	6

6.0 Certification	6

7.0 Collimator Drawing	7

8.0 Laser Module Drawing	8

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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1.0          Optical Characteristics

Characteristic	Test Condition	Symbol	Min.	Typ.	Max.	Unit
Mode of Operation	[ * ]	[ * ]		[ * ]		[ * ]
Output Beam Mode	[ * ]	[ * ]		[ * ]		[ * ]
Polarization State	[ * ]	[ * ]		[ * ]		[ * ]
Peak Output Power	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Average Output Power	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Central Emission Wavelength	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Emission Bandwidth	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Stable Output Power Range	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Output Power Stability, Long Term [ * ] Current Stabilization	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Relative Level of Residual Pump Power	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Frequency of Modulation	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Optical Pulse Rise/Fall Time	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Laser On/OFF Timer	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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2.0          Optical Cables and Connectors

Characteristic	Test Condition	Symbol	Min.	Typ.	Max.	Unit
Output Fiber Type	[ * ]	[ * ]		[ * ]		[ * ]
Output Fiber Cable Length	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Output Termination	[ * ]	[ * ]		[ * ]		[ * ]
Collimated Output Beam Diameter, [ * ]	[ * ]	[ * ]		[ * ]		[ * ]
Output Beam Divergence, Full Angle, [ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]

3.0          Electrical Characteristics of Laser Module

Characteristic	Test Condition	Symbol	Min.	Typ.	Max.	Unit
Operating Voltage	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Maximum/Peak Power Consumption [ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Modulation Frequency	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Current Pulse Delay	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Chassis to Supply Return Isolation	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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4.0          Module Connector Pin Out

[ * ]

Pin #	Signal Name	Level	Function
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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5.0          General Characteristics

Characteristic	Test Condition	Symbol	Min.	Typ.	Max.	Unit
Operating Temperature Range	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Storage Temperature	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Warm-up Time To Full Stabilization	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Warm-up Time To [ * ] of Rated Power	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Humidity	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Cooling Method	[ * ]	[ * ]		[ * ]		[ * ]
Dimensions	[ * ]	[ * ]		[ * ]		[ * ]

6.0          Certification

Test Data shipped with each Laser.

•      [ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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7.0          Collimator Drawing

[ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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8.0          Laser Module Drawing

[ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.